Note 11 - Commitments and Contingencies	12 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
Note 11 — Commitments and Contingencies

Litigation

The Company is currently not a party to any legal proceedings.

Operating leases

In February 2016, the Company extended its corporate office lease term for an additional 18 months ending December 31, 2017 with rental payments of approximately $12,000 per month (monthly rent changes depending on actual utility usage each month). Consolidated rental expense incurred under operating leases for the years ended June 30, 2016 and 2015 were both approximately $0.3 million.

Governmental and Environmental Regulation

The Company’s operations are subject to stringent federal, state and local laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. Numerous governmental agencies, such as the U.S. Environmental Protection Agency (the “EPA”), and various Chinese authorities, issue regulations to implement and enforce such laws, which often require difficult and costly compliance measures that carry substantial administrative, civil and criminal penalties or may result in injunctive relief for failure to comply. These laws and regulations may require the acquisition of a permit before operations at a facility commence, restrict the types, quantities and concentrations of various substances that can be released into the environment in connection with such activities, limit or prohibit construction activities on certain lands lying within wilderness, wetlands, ecologically sensitive and other protected areas, and impose substantial liabilities for pollution resulting from our operations. The Company believes that it is in substantial compliance with current applicable environmental laws and regulations and it has not experienced any material adverse effect from non-compliance with these environmental requirements.